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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               January 19, 1994
                       (Date of earliest event reported)

                            AMSOUTH BANCORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)

  Delaware                      1-7476                      63-0591257
  --------                      ------                      ----------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)

                           1400 AmSouth-Sonat Tower
                          Birmingham, Alabama  35203
                          --------------------------
         (Address, including zip code, of principal executive office)

                                (205) 320-7151
                                --------------
                        (Registrant's telephone number,
                             including area code)
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Item 5.  Other Events.
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         AmSouth Bancorporation ("AmSouth") is filing this Current Report on
         Form 8-K to report its preliminary results of operations for the fourth quarter of 1993 and for the fiscal year ended December 31, 1993. On January 19, 1994, AmSouth issued a press release describing its results of operations for the fourth quarter of 1993 and for the year ended December 31, 1993. The press release is attached as Exhibit 99 and incorporated as part of this Current Report on Form 8-K.
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Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

         The following exhibit is filed as part of this Current Report on Form 8-K.

         Exhibit No.                                      Exhibit
         ----------                                       -------

            99                                      Press Release dated
                                                    January 19, 1994
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                                  SIGNATURES
                                  ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMSOUTH BANCORPORATION


                                     By:  /s/ Ricky W. Thomas
                                          ______________________________
                                          Ricky W. Thomas
                                          Senior Vice President and Controller

Date:   January 26, 1994
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           Exhibit                            Index to Exhibits
           -------                            -----------------

             99                              Press Release dated
                                             January 19, 1994